UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 28, 2018 (July 19, 2018)

Concho Resources Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33615	76-0818600
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Concho Center
600 W. Illinois Avenue
Midland, Texas	79701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 683-7443

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

As reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission by Concho Resources Inc. (the “Company”) on July 19, 2018 (the “Original Form 8-K”), on July 19, 2018, the Company completed the acquisition of RSP Permian, Inc. (“RSP”), whereby Green Merger Sub Inc., a wholly-owned subsidiary of the Company, merged with and into RSP, with RSP continuing as the surviving corporation and a wholly-owned subsidiary of the Company (the “Merger”).

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Original Form 8-K to provide the following:

•	the unaudited consolidated financial statements of RSP for the period described in Item 9.01(a) below and the notes related thereto; and

•	the unaudited pro forma consolidated and combined financial information described in Item 9.01(b) below.

No other modifications to the Original Form 8-K are being made by this Amendment. This Amendment should be read in connection with the Original Form 8-K, which provides a more complete description of the Merger.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements

The unaudited consolidated balance sheets of RSP as of June 30, 2018 and December 31, 2017, the consolidated statements of operations and consolidated statements of changes in stockholders’ equity of RSP for the three and six months ended June 30, 2018 and 2017 and the consolidated statements of cash flows of RSP for the six months ended June 30, 2018 and 2017, and the notes related thereto, are included as Exhibit 99.1 to this Current Report and are incorporated by reference into this Item 9.01(a).

(b) Pro Forma Financial Information

The unaudited pro forma combined statements of operations of the Company for the year ended December 31, 2017 and the six months ended June 30, 2018 gives effect to the Merger as if it had been consummated on January 1, 2017. The unaudited pro forma combined balance sheet of the Company as of June 30, 2018 gives effect to the Merger as if it had been consummated on June 30, 2018. These statements, and the notes related thereto, are included as Exhibit 99.2 to this Current Report and are incorporated by reference into this Item 9.01(b).

(d) Exhibits

Exhibit Number	Description

99.1	The unaudited consolidated balance sheets of RSP as of June 30, 2018 and December 31, 2017 and the consolidated statements of operations and consolidated statements of changes in stockholders’ equity of RSP for the three and six months ended June 30, 2018 and 2017 and the consolidated statements of cash flows of RSP for the six months ended June 30, 2018 and 2017, and the notes related thereto.

99.2	The unaudited pro forma combined statements of operations of the Company for the year ended December 31, 2017 and six months ended June 30, 2018, and the unaudited pro forma combined balance sheet of the Company as of June 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCHO RESOURCES INC.

Date: December 28, 2018	By:	/s/ Brenda R. Schroer
	Name:	Brenda R. Schroer
	Title:	Senior Vice President, Chief Accounting Officer and Treasurer